UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778427 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
SIGNATURES

Item 8.01.  Other Events.

Payment of a quarterly cash dividend

On November 23, 2010, the board of directors (the “Board”) of the Company approved the payment of a quarterly cash dividend of $0.04 per share on December 23, 2010 to stockholders of record as of December 13, 2010. Future payments of regular quarterly dividends by the Company are in the Board’s discretion and will be subject to the Company’s future needs and uses of free cash flow, which could include investments in operations, the repayment of debt, and share repurchase programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 2010

VIRGIN MEDIA INC.

By:	/s/ Bryan Hall
Name:	Bryan Hall
Title:	Secretary